Earnings per share	12 Months Ended
Dec. 31, 2024
Earnings per share [abstract]
Earnings per share
7. Earnings per share
	2024	2023	2022

Net income attributable to shareholders of Novartis AG (USD millions)

- Continuing operations	11 941	8 568	6 049

- Discontinued operations		6 282	906

Net income attributable to shareholders of Novartis AG (USD millions)	11 941	14 850	6 955

Number of shares (in millions)
Weighted average number of shares outstanding used in basic earnings per share	2 018	2 077	2 181

Adjustment for vesting of restricted shares, restricted share units and dilutive shares from options	17	15	16

Weighted average number of shares in diluted earnings per share	2 035	2 092	2 197

Basic earnings per share (USD)
- Continuing operations	5.92	4.13	2.77

- Discontinued operations		3.02	0.42

Total basic earnings per share (USD)	5.92	7.15	3.19

Diluted earnings per share (USD)
- Continuing operations	5.87	4.10	2.76

- Discontinued operations		3.00	0.41

Total diluted earnings per share (USD)	5.87	7.10	3.17

Basic earnings per share (EPS) is calculated by dividing net income attributable to shareholders of Novartis AG by the weighted average number of shares outstanding in a reporting period. This calculation excludes the average number of issued shares purchased by the Company and held as treasury shares.
For diluted EPS, the weighted average number of shares outstanding is adjusted to assume the vesting of dilutive restricted shares (RSs), restricted share units (RSUs) and performance share units (PSUs), and in 2022 also the conversion of potentially dilutive shares arising from options on Novartis shares under employee compensation plans that have been issued. In January 2023, all outstanding options under these plans expired. As a result, there were no options on Novartis shares issued or outstanding at December 31, 2024 and 2023.
No RSs, RSUs or PSUs in 2024, 2023 and 2022, and no options in 2022 were excluded from the calculation of diluted EPS, as all were dilutive.